SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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               Franklin Templeton Variable Insurance Products Trust

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Templeton developing markets VIP Fund

A SERIES OF Franklin Templeton Variable Insurance
Products Trust

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Templeton Developing Markets VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://www.franklintempleton.com/TDVIPInfo.

The Information Statement describes a recent change involving the investment management of the Fund.  Templeton Asset Management Ltd. (“TAML”) currently serves as the investment manager to the Fund.  Under an exemptive order from the U.S. Securities and Exchange Commission, TAML is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees (the “Board”).  Under the exemptive order, TAML, the Fund’s investment manager, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  On May 13, 2020, the Board, on behalf of the Fund, appointed Franklin Templeton Investment Management Limited (“FTIML”) as a sub-advisor to the Fund and approved a new sub-advisory agreement between TAML and FTIML, effective November 9, 2020, pursuant to which FTIML supports TAML in providing investment advice to the Fund.  In connection with the appointment of FTIML as a sub-advisor to the Fund, Andrew Ness has been added as a portfolio manager to the Fund.

A more detailed description of FTIML and its investment operations, information about the new sub-advisory agreement with FTIML, and the reasons the Board appointed FTIML as a sub-advisor are included in the Information Statement.

Shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans.  For the limited purpose of this notice, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Fund.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about February 5, 2021, to shareholders of record of the Fund as of January 14, 2021. The Information Statement will be available online until at least May 6, 2021.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN /(800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

TDVIP SHLTR 02/21

Templeton developing markets VIP Fund

A SERIES OF Franklin Templeton Variable Insurance
Products Trust

One Franklin Parkway

San Mateo, California 94403-1906

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Templeton Developing Markets VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”).  At a meeting held on May 13, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board” or the “Trustees”), on behalf of the Fund, appointed Franklin Templeton Investment Management Limited (“FTIML”) as a sub-advisor to the Fund and approved a new sub-advisory agreement between Templeton Asset Management Ltd. (“TAML” or the “Investment Manager”) the Fund’s investment manager, and FTIML, effective November 9, 2020, pursuant to which FTIML supports TAML in providing investment advice to the Fund.  In connection with the appointment of FTIML as a sub-advisor to the Fund, Andrew Ness has been added as a portfolio manager to the Fund.  TAML has the ultimate responsibility, subject to the oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), TAML is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

Shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans.  For the limited purpose of this Information Statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Fund.

This Information Statement is being made available via the internet beginning on or about February 5, 2021 to all shareholders of record of the Fund as of January 14, 2021 (the “Record Date”).  The Information Statement will be available online at https://www.franklintempleton.com/TDVIPInfo until at least May 6, 2021.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of a recent change in the investment management of the Fund.  The Board, upon the recommendation of TAML, has approved a new sub-advisory agreement between TAML and FTIML (the “FTIML Sub-Advisory Agreement”).  TAML and FTIML are both wholly owned subsidiaries of Franklin Resources, Inc. (“FRI” or “Franklin Resources”).  This Information Statement provides details regarding FTIML, the FTIML Sub-Advisory Agreement and the reasons the Board appointed FTIML as a new sub-advisor.

What is the Manager of Managers Structure?

Following the appointment of FTIML as a sub-advisor, the Fund currently has one sub-advisor.  FTIML provides TAML with investment management advice (which may include research and analysis).  Pursuant to the Manager of Managers Order, TAML has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.  TAML also, subject to the review and approval of the Board, sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions.  Subject to review by the Board, TAML may allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF FTIML AS A SUB-ADVISOR TO THE FUND

Why was FTIML appointed as a New Sub-Advisor?

TAML recommended, and the Board approved, the appointment of FTIML as a sub-advisor to the Fund in order to allow Andrew Ness to serve as a portfolio manager for the Fund.  In April 2017, Chetan Sehgal, CFA, Director of Global Emerging Markets and Small Cap Strategies of Templeton Emerging Markets Group and portfolio manager of TAML, began serving as the sole portfolio manager of the Fund as part of a series of new portfolio manager assignments aimed to align portfolio management teams across fund offerings.  Mr. Ness is a seasoned emerging markets equity portfolio manager who joined Franklin Templeton in 2018. Since then, he has been working closely with Mr. Sehgal on the Global Emerging Markets Strategy.  Because Mr. Ness is an employee of FTIML and not of TAML, the Board approved FTIML as a sub-advisor to the Fund in order to allow Mr. Ness to serve as a portfolio manager for the Fund.

Has the addition of FTIML increased the Fund’s fees and expenses?

No.  The addition of FTIML as sub-advisor to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by TAML to FTIML are deducted from the fees paid by the Fund to TAML.  The approval of the FTIML Sub-Advisory Agreement for the Fund will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Information about FTIML

FTIML, located at Cannon Place, 78 Cannon Street, London, EC4N 6HL England, is organized as a Private Limited Company in England and is registered as an investment adviser with the SEC.  FTIML is a wholly owned subsidiary of Franklin Templeton Global Investors Limited, and an indirect wholly owned subsidiary of FRI.  Together, FTIML and its affiliates manage, as of December 31, 2020, over $1.49 trillion in assets, and have been in the investment management business since 1947. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 20% and 21%, respectively, of its outstanding shares as of December 31, 2020.  The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The following table sets forth the name, business address and principal occupation of the principal executive officer and each director of FTIML.

Name and Address	Position	Principal Occupation
Caroline E. Carroll 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Director of Business Administration, EMEA and India Executives.
Paul M. Collins 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Global Head of Trading & Operations for Multi-Asset Solutions.
Kathleen M. Davidson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Chief Administration Officer and Director of International Business Development.
Martyn C. Gilbey 5 Morrison Street Edinburgh EH3 8BH Scotland	Chief Executive Officer and Director	Senior Director & United Kingdom Country Head.
William Jackson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Franklin Templeton Services.
Gwen L. Shaneyfelt One Franklin Parkway San Mateo, CA 94403	Director	Senior Vice President - Chief Accounting Officer, Global Accounting & Tax.

Exhibit A lists other U.S. registered investment companies that FTIML manages or sub-advises with investment objectives and strategies similar to the Fund.  Exhibit A also sets forth information about these U.S. registered investment companies, the investment management or sub-advisory fees received by FTIML, the net assets of each investment company, and whether FTIML has waived, reduced, or otherwise agreed to reduce its compensation under its applicable investment advisory or sub-advisory contract.

material terms of the FTIML Sub-Advisory Agreement

Below is a summary of the material terms of the FTIML Sub-Advisory Agreement.  This summary is qualified in its entirety by reference to the FTIML Sub-Advisory Agreement, a copy of which is attached as Exhibit B.

Services.  Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of TAML, FTIML will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

Sub-advisory Fees.  FTIML’s provision of sub-advisory services to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because the fees that are received by FTIML will be paid directly by TAML.  Further, shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.  The approval of the FTIML Sub-Advisory Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Under the FTIML Sub-Advisory Agreement, TAML would pay FTIML a sub-advisory fee of 50% of the “net investment advisory fee” paid by the Fund to TAML.  The net investment advisory fee is defined in the FTIML Sub-Advisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to TAML, minus any Fund fees and/or expenses waived and/or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses.  During the term of the FTIML Sub-Advisory Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under the FTIML Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage.  FTIML will use its best efforts to obtain for the Fund the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The FTIML Sub-Advisory Agreement recognizes that FTIML may place orders on behalf of the

Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability.  The FTIML Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates will be subject to liability to TAML, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance.  The FTIML Sub-Advisory Agreement will continue in effect for two years after its effective date of November 9, 2020, unless earlier terminated. The FTIML Sub-Advisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund’s Independent Trustees at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (“1940 Act”), as the lesser of: (A) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination.  The FTIML Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to TAML and FTIML, or a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

What fees were paid by the Fund to affiliates of FTIML during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FTIML during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What factors did the Board consider when approving the FTIML Sub-Advisory Agreement?

At a meeting held on May 13, 2020 (the “May Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved the FTIML Sub-Advisory Agreement between TAML, the Investment Manager, and FTIML, an affiliate of the Investment Manager, on behalf of the Fund, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIML Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Investment Manager at the May Board Meeting with respect to the FTIML Sub-Advisory Agreement. The Board also reviewed and considered the factors it deemed relevant in approving the FTIML Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by FTIML; and (ii) the costs of the services to be provided by FTIML. The Board further reviewed and considered information provided by management showing the expected impact of hiring FTIML on the Investment Manager’s profitability consistent with the Manager of Managers Order. The Board also considered that management proposed that the Board approve the FTIML Sub-Advisory Agreement in order to facilitate certain portfolio management team enhancements. The Board reviewed and further considered the form of FTIML Sub-Advisory Agreement and the terms of the FTIML Sub-Advisory Agreement, which were discussed at the May Board Meeting, noting that the terms and conditions of the FTIML Sub-Advisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other Franklin Templeton mutual funds.

In approving the FTIML Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of FTIML is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or FTIML derives an inappropriate advantage. The Board also determined that the terms of the FTIML Sub-Advisory Agreement are fair and reasonable and that the approval of the FTIML Sub-Advisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services. The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIML and currently being provided by the Investment Manager and its affiliates to the Fund and its shareholders. In particular, with respect to FTIML, the Board took into account that the FTIML Sub-Advisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by FTIML to the Fund and its shareholders under the FTIML Sub-Advisory Agreement; FTIML’s experience as manager of other funds and accounts, including those within the Franklin Templeton organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIML and FTIML’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the Franklin Templeton organization.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, the parent of TAML and FTIML, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton organization. The Board specifically noted Franklin Templeton’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at Franklin Resources and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of Franklin Resources, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIML to the Fund and its shareholders.

Fund Performance. The Board noted its review and consideration of the performance results of the Fund in connection with the April 2020 annual contract renewal (the “Annual Contract Renewal”) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board also noted the proposed portfolio management team enhancements for the Fund, and determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses. The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by FTIML. The Board noted that the addition of FTIML will have no impact on the amount of management fees that are currently paid by the Fund as FTIML will be paid by the Investment Manager out of the management fee that the Investment Manager receives from the Fund. The Board further noted that the allocation of the fee between the Investment Manager and FTIML reflected the services to be provided by each. The Board concluded that the proposed investment sub-advisory fee is reasonable.

Management Profitability and Economies of Scale. The Board noted that it reviewed and considered information showing the expected impact of retaining FTIML on the profitability of the Investment Manager consistent with the conditions of the Manager of Managers Order. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Investment Manager had not changed as a result of the proposal to approve the FTIML Sub-Advisory Agreement.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIML Sub-Advisory Agreement for an initial two year period.

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager

TAML currently serves as the Fund’s investment manager pursuant to an amended and restated investment management agreement dated May 1, 2018, between the Trust, on behalf of the Fund, and TAML.  The Board most recently voted to renew the management agreement for the Fund on April 7, 2020.  The investment management agreement for the Fund was last submitted to the Fund’s sole initial shareholder on April 27, 2007 in connection with the redomestication of the Trust from a Massachusetts business trust to a Delaware statutory trust, which was approved by the Trust’s shareholders at a meeting held on March 21, 2007 and reconvened on April 3, 2007.  TAML’s principal offices are located at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.  TAML is an indirect, wholly owned subsidiary of FRI.  Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT FTIML.”

The Trustees who are interested persons of TAML or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by TAML and its affiliates from the Fund.

The Trust employs TAML to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the management agreement, TAML has the authority to make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities.  TAML also may place orders for the execution of the Fund’s securities transactions.  In addition, TAML has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors.  In allocating the Fund’s assets, TAML has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays TAML a fee equal to an annual rate of:

•       1.05% of the value of daily net assets up to and including $1 billion;

•       1.00% of the value of daily net assets over $1 billion and up to $5 billion;

•       0.95% of the value of daily net assets over $5 billion and up to $10 billion;

•       0.90% of the value of daily net assets over $10 billion and up to $15 billion;

•       0.85% of the value of daily net assets over $15 billion and up to $20 billion; and

•       0.80% of the value of daily net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement.  Each class of the Fund’s shares pays its proportionate share of the fee.

For the fiscal year ended December 31, 2020, TAML agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund.  However, this reduction was less than 0.01% of the Fund’s average net assets.

The investment management fee, as a percentage of the Fund’s net assets, for the fiscal year ended December 31, 2020 was 1.05%.  For the fiscal year ended December 31, 2020, the aggregate amount of the investment management fees paid by the Fund to TAML was $3,009,892 (after fee waivers).  Investment management fees before waivers totaled $3,020,903.

FTIML began serving as a sub-advisor to the Fund effective November 9, 2020.  Prior to the appointment of FTIML as a sub-advisor, the Fund had no sub-advisors.  TAML compensates FTIML for providing investment management advice (which may include research and analysis services).  TAML pays FTIML for its services from the investment management fees it receives from the Fund.

The Administrator

The administrator for the Fund is FT Services, with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of FRI and an affiliate of TAML and FTIML.  The fee for administrative services provided by FT Services is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund. For the fiscal year ended December 31, 2020, TAML paid FT Services administrative fees of $418,434.  FT Services will continue to provide administrative services to the Fund.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 944031906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

For the fiscal year ended December 31, 2020, the aggregate amount of 12b-1 fees received by Distributors from the Fund’s Class 2 and Class 4 shares was $529,866, substantially all of which was paid to insurance companies.

Distributors does not receive compensation from the Fund for acting as the principal underwriter with respect to the Fund’s Class 1 shares.

Distributors will continue to act as the principal underwriter for the Fund.

The Transfer Agent

The transfer agent, dividend-paying agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.  FTIS is not paid by the Fund for its services.

FTIS will continue to act as the transfer agent, dividend-paying agent and shareholder servicing agent for the Fund.

Other Matters

The Fund’s most recent audited financial statements and annual report and the most recent semi-annual report to shareholders succeeding the annual report, if any, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151.

Principal Shareholders

The outstanding shares and classes of the Fund as of January 14, 2021, are set forth in
Exhibit C.  To the knowledge of the Fund’s management, as of January 14, 2021, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the Exhibit C as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

In addition, to the knowledge of the Trust’s management, as of January 14, 2021, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund.  The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of each class of shares of the Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention:  Co-Secretary.  The correspondence will be given to the Board for review and consideration.

 EXHIBIT A

Comparable Funds Advised or Sub-Advised by FTIML

Name of Comparable Fund	Net Assets of Fund (as of January 14, 2021)	Investment Management/Sub-Advisory Fee (annually, as a % of average daily net assets)	Investment Management/Sub-Advisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Templeton Developing Markets Trust	$1,785,633,005

The Fund pays the investment manager a fee equal to an annual rate of:

•        1.05% of the value of net assets up to and including $1 billion;

•        1.00% of the value of net assets over $1 billion up to and including $5 billion;

•        0.95% of the value of net assets over $5 billion up to and including $10 billion;

•        0.90% of the value of net assets over $10 billion up to and including $15 billion;

•        0.85% of the value of net assets over $15 billion up to and including $20 billion;

•        0.80% of the value of net assets in excess of $20 billion.

The investment manager shall pay to FTIML a monthly fee in U.S. dollars equal to 50% of the net investment advisory fee payable by the Fund to TAML (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

The Net Investment Advisory Fee payable by the Fund to TAML shall equal (i) 96% of an amount equal to the total investment management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC for fund administrative services.

			Yes

EXHIBIT B

SUB-ADVISORY AGREEMENT

TEMPLETON DEVELOPING MARKETS VIP FUND

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the 9th day of November 2020, by and between TEMPLETON ASSET MANAGEMENT LTD., a public company limited by shares incorporated in Singapore (“TAML”), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, a company limited by shares incorporated in England (“FTIML”).

WITNESSETH

WHEREAS, TAML and FTIML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TAML, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Templeton Developing Markets VIP Fund (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TAML desires to retain FTIML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.    TAML hereby retains FTIML, and FTIML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

a.    Subject to the overall policies, direction and review of the Fund’s Board of Trustees (the “Board”) and to the instructions and supervision of TAML, FTIML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TAML will continue to have full responsibility for all investment advisory services provided to the Fund.

b.    Both FTIML and TAML may place all purchase and sale orders on behalf of the Fund.

c.    Unless otherwise instructed by TAML or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TAML or by the Board, FTIML shall report daily all transactions effected by FTIML on behalf of the Fund to TAML and to other entities as reasonably directed by TAML or the Board.

d.    For the term of this Agreement, FTIML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

e.    In performing its services under this Agreement, FTIML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Fund’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by TAML and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

f.    In carrying out its duties hereunder, FTIML shall comply with all reasonable instructions of the Fund or TAML in connection therewith.

2.    In performing the services described above, FTIML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIML’s overall responsibilities with respect to accounts managed by FTIML. FTIML may use for the benefit of its other clients any such brokerage and research services that FTIML obtains from brokers or dealers. To the extent authorized by applicable law, FTIML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.    a.    TAML shall pay to FTIML a monthly fee in U.S. dollars equal to 50% of the net investment advisory fee payable by the Fund to TAML (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TAML shall equal (i) 96% of an amount equal to the total investment management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TAML relating to the previous month.

b.    If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.    It is understood that the services provided by FTIML are not to be deemed exclusive. TAML acknowledges that FTIML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TAML agrees that FTIML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIML may use information furnished by others to TAML and FTIML in providing services to other such Clients.

5.    FTIML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.    During the term of this Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TAML will be responsible for all of their respective expenses and liabilities.

7.    FTIML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TAML or the Fund in any way, or in any way be deemed an agent for TAML or the Fund.

8.    FTIML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.    This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

10.    a.    Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TAML and FTIML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

b.    This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TAML and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.    a.    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates shall be subject to liability to TAML or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

b.    Notwithstanding paragraph 11(a), to the extent that TAML is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIML pursuant to authority delegated as described in Paragraph 1(a), FTIML shall indemnify TAML and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

c.    No provision of this Agreement shall be construed to protect any director or officer of TAML or FTIML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.    Upon termination of FTIML’s engagement under this Agreement or at the Fund’s direction, FTIML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIML and relate directly and exclusively to the performance by FTIML of its obligations under this Agreement; provided, however, that FTIML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.    Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)    to TAML:

7 Temasek Boulevard
#38-03 Suntec Tower One
Singapore 038987
Facsimile: +65 6332 2295

(ii)    to FTIML:

Cannon Place
78 Cannon Street
London, England EC4N 6HL
United Kingdom
Facsimile: +44 (0) 20 7073 8700

16.    This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.    FTIML acknowledges that it has received notice of and accepts the limitations of the Fund’s liability as set forth in its Agreement and Declaration of Trust. FTIML agrees that the Fund’s obligations hereunder shall be limited to the assets of the Fund; and that FTIML shall not seek satisfaction of any such obligation from any shareholders of the Fund or from any trustee, officer, employee or agent of the Fund.

18.     Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

TEMPLETON ASSET MANAGEMENT LTD.

By:	/s/ Manraj Sekhon
Name: Manraj Sekhon
Title: Co-Chief Executive Officer

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

By:	/s/ Martyn C. Gilbey
Name: Martyn C. Gilbey
Title: Chief Executive Officer

EXHIBIT C

OUTSTANDING SHARES OF THE TEMPLETON DEVELOPING MARKETS VIP FUND AS OF JANUARY 14, 2021

Templeton Developing Markets VIP Fund	Outstanding Shares
Class 1 Shares	7,557,948
Class 2 Shares	20,643,974
Class 4 Shares	453,545
Total	28,655,467

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Templeton Developing Markets VIP Fund as of January 14, 2021.

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class 1 Shares	Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	1,072,291	14.19
	Talcott Resolution Life & Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	3,304,919	43.73
	TIAA CREF Life Insurance Company TIAA CREF Life Separate Account VA-1 8500 Andrew Carnegie Boulevard E3/N5 Charlotte, NC 28262-8500	1,742,813	23.06

Class 2 Shares	Minnesota Life Insurance Company 401 N Robert Street A6-5216 Saint Paul, MN 55101-2015	4,722,566	22.88
	Brighthouse Life Insurance Company Attn: Shareholder Accounting Unit P.O. Box 990027 Hartford, CT 06199-0027	1,626,221	7.88
	Delaware Life Insurance Company Formerly Sun Life Assurance Company of Canada-U.S. MFS Regatta Masters P.O. Box 9134 Wellesley Hills, MA 02481-9134	1,675,878	8.12
	AXA Equitable Life Insurance Company Separate Account FP 1290 Avenue of the Americas New York, NY 10104-0101	1,930,789	9.35
	AXA Equitable Life Insurance Company Separate Account 70 1290 Avenue of the Americas New York, NY 10104-0101	1,208,671	5.85
	Protective Life Insurance Company FBO Variable Annuity Separate Account P.O. Box 2606 Birmingham, AL 35202-2606	1,165,540	5.65

Class 4 Shares
	Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	121,580	26.81
	Talcott Resolution Life & Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	327,877	72.29

C- 1